EXHIBIT 10.6

                SUBSCRIPTION AGREEMENT DATED APRIL 29, 1999

                   BETWEEN SWISS MEDICAL PRODUCTS CORP.

                            AND THE REGISTRANT

                           FOR PRIVATE PLACEMENT

                                                          EXHIBIT A



                          SUBSCRIPTION AGREEMENT


                              $.71 Per Share


Canterbury Information Technology, Inc.
1600 Medford Plaza
Route 70 and Hartford Road
Medford, NJ 08055

Gentlemen:

     The undersigned acknowledges that he or she has received and reviewed a copy of the Private Placement Memorandum dated April 9, 1999 of Canterbury Information Technology, Inc., a Pennsylvania Corporation (the "Company"), (the Confidential Offering Memorandum or Memorandum). The Memorandum relates to the private placement of a maximum of 1,000,000 shares of common stock (the "Shares") of the Company being offered herewith. The Company is offering the Shares on the terms and in the manner described in the Memorandum.

     It is understood that, upon the acceptance by the Company of the undersigned's offer to purchase the number of Shares set forth herein, the undersigned will receive a copy of this executed Subscription Agreement executed on behalf of the Company.

     1. Subscription. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for and agrees to purchase 100,000
 Shares. Except as provided immediately below, the undersigned tenders herewith a check (the "Check") or wire transfer in an amount of $ 71,000, payable to the order of "Levy & Levy, P.A. Attorney Trust Account". At the sole discretion of the Company, the Company may allow less than $100,000 of shares to be purchased by an individual investor.

     The Check or wire transfer and this Subscription Agreement that is Exhibit A to the Memorandum should be delivered to Levy & Levy, P.A., Plaza 1000, Suite 309, Main Street, Voorhees, New Jersey, 08043, (609) 751-9494. After the minimum of 350,000 shares ($210,000) has been sold prior to the termination date, a Closing shall occur upon receipt of good funds and acceptance of the undersigned's offer to purchase the number of Shares set forth herein (the date on which the undersigned's offer to purchase shares is accepted being the "Closing Date"). The Company must also deliver stock certificates within ten business days of the Closing. If this subscription is rejected by the Company, or the minimum of 350,000 shares have not been sold by April 20, 1999, then the proceeds in an amount equal to the amount tendered by the investor shall be promptly returned in full to the undersigned, without interest, and this Agreement shall be rendered by the Company null and void and of no further force or effect.

     2. Acceptance of Subscription. The undersigned understands and agrees that this subscription is made subject to the following terms and conditions:

     (a) The Company shall have the right to reject this subscription, in whole or in part; and

     (b) The Company shall have no obligation to accept subscriptions for Shares in the order received.

     3.   Representations and Warranties of the Undersigned.

The undersigned understands that the Shares are being offered and sold pursuant to the exemption from registration provided for in Section 4(2) of the Securities Act of 1933, as amended, (the "Act"), and Rule 506 of Regulation D promulgated thereunder. The undersigned further understands that he is purchasing the Shares without being furnished any offering literature or prospectus other than the Memorandum, that no documents relating to this private placement as such have been filed with or reviewed by the Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any state. All documents, records and books pertaining to this investment have been made available to the undersigned and his representatives, including without limitation his attorney and/or his accountant, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business. In addition the undersigned hereby represents and warrants as follows:

     (a) The undersigned (X) if an individual (I) is a citizen of the United States, and at least 21 years of age, and (ii) is a bonafide permanent resident of and is domiciled in the State set forth on the signature page hereof and has no present intention of becoming a resident of any other State or jurisdiction, or (Y) if a partnership, trust, corporation or other entity, has a principal place of business and is domiciled in the State as set forth on the signature page thereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction;

     (b) The undersigned has read and fully considered the section in the Memorandum entitled "Risk Factors" and understands that shares are extremely speculative investments with a high degree of risk of loss, and there will be no public market for the Shares and it may not be possible to liquidate an investment in the Shares; Common stock has not been registered under the Act or State Securities Laws and may not be sold until such Common Stock is registered under the Act or an exemption from such registration is available.

     (c) The undersigned is able (I) to bear the economic risk of this investment, (ii) to hold the Shares indefinitely, and (iii) presently to afford a complete loss of this investment; the undersigned has adequate means of providing for current needs and personal contingencies, and has no need for liquidity in this investment;

     (d) The undersigned has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares and of making informed investment decision;

     (e) The undersigned confirms that, in making his decision to purchase the Shares, he/she has relied solely upon independent investigations made by him/her and/or by his/her representatives, including his own professional tax and other advisors, and that he and such representatives and advisors have been given the opportunity to ask questions of, and to receive answers from, officers of the Company and Counsel to the Company concerning the terms and conditions of this offering, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in the Memorandum;

     (f)  The Shares hereby subscribed for are being   acquired by the
          undersigned in good faith solely for his/her own personal account, for investment purposes only, and are not being purchased for resale, resyndication, distribution, subdivision or fractionalization thereof; the undersigned has no contract or arrangement with any person to sell, transfer or pledge to any person the Shares or any part thereof, any interest therein or any rights thereto; the undersigned has no present plans to enter into any such contract or arrangement; and he/her understands that as a result he/she must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Act and, therefore, cannot be sold unless they are subsequently registered under the Act or an exemption from such registration under the Act is available.

     (f-1) The Purchaser acknowledges that, except for the historical material contained herein or in the Securities and Exchange Commission ("SEC") documents attached as Exhibits to the Memorandum (the "SEC Documents"), the matters disclosed herein and therein are forward-looking statements under the federal securities laws that involve risks and uncertainties, including, but not limited to, product demand and market acceptance risks, the effect of economic conditions, the impact of competitive products and pricing, product constraints or difficulties, the results of financing efforts, actual purchases under agreements, the effect of the Company's accounting policies, and other risks detailed in the company's SEC Documents. Actual results could differ materially from those estimated or anticipated in these forward-looking statements.

     (f-2) The Purchaser is a resident of the state set forth on the signature page hereto.

     (g) The undersigned consents to the placement of a legend, until the common shares are registered, on the stock certificates evidencing the Shares being purchased, which legend shall be in a form substantially as follows:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SALE OR OTHER DISPOSITION OF THE SHARES IS PROHIBITED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE OR OTHER DISPOSITION CAN BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933. BY ACQUIRING THE SHARES REPRESENTED HEREBY THE HOLDER REPRESENTS THAT HE HAS ACQUIRED SUCH SHARES FOR INVESTMENT AND THAT HE WILL NOT SELL OR OTHERWISE DISPOSE OF THESE SHARES WITHOUT REGISTRATION OR OTHER COMPLIANCE WITH THE AFORESAID ACT AND THE RULES AND REGULATIONS THEREUNDER.";

     (g-1) The undersigned represents that he is an "institutional investor" or "accredited investor," as such term is defined in Rule 501 of Regulation D under the Act.

     (h)  FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES
          ONLY: If the undersigned is a partnership, corporation, trust or other entity;

          (i) The undersigned has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on its behalf (i.e., if a trust, a copy of the trust agreement; if a corporation, a certified corporation resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement),

          (ii) The undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring Shares, and

          (iii) The undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity; and

          (iv) The undersigned represents that he is an "institutional investor" or "accredited investor," as such term is defined in Rule 501 of Regulation D under the Act.

     The foregoing representations and warranties and undertakings, are made by the undersigned with the intent that they be relied upon in determining his suitability as a purchaser of the Shares and the undersigned hereby agrees that such representations and warranties shall survive his purchase of the Shares. By executing this Agreement, the undersigned represents that he has read and acknowledged each of the representations set forth above.

     If more than one person is signing this Agreement, each representation and warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person.

     4.   Representations and Warranties of the Company.

          (a) The Company has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the Commonwealth of Pennsylvania. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

          (b) All corporate action required to be taken by the Company prior to all the issuance and sale of the Shares has been, or prior to the Closing of the sale of the Shares, will have been taken; the Shares will conform to the descriptions thereof in the Memorandum; and the Shares, when issued and sold in accordance with the Memorandum for the consideration expressed therein shall be duly and validly issued, and, in the case of the Common Stock, fully paid and nonassessable and free of preemptive rights. The Shares have been duly and validly authorized by proper corporate authority.

     5. Transferability. The undersigned agrees not to transfer or assign this Agreement, or any portion of his interest herein, and further agrees that the assignment and transfer of the Shares acquired pursuant hereto shall be made only in accordance with all applicable laws.

     6. Revocation. The undersigned agrees that he may not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

     7. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not hereby or in any other manner waive any rights granted to him under Federal or state securities laws.

     8.   Miscellaneous.

          (a) All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below or to the Company at the address set forth above.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

     9. Waiver of Suitability Standards. The Company reserves the right to review the suitability of any person (or entity) as the Company deems appropriate under applicable law.

     10. Continuing Effect of Representations, Warranties and Acknowledgments. The undersigned represents that representations and warranties contained in Section 3 hereof of the undersigned and the Company represents that the representations of the Company contained in Section 4 hereof are true and accurate as of the date of this Subscription Agreement and shall be true and accurate as of the Closing Date and shall survive the Closing. If, in any respect, such representations, warranties and acknowledgments shall not be true and accurate prior to the Closing Date, the undersigned, or the Company, as the case may be, shall give immediate written notice of such fact to the Company, in the case of representations, warranties and acknowledgments of the undersigned in the case of the representations, warranties and acknowledgments of the Company, as applicable, specifying which representations, warranties and acknowledgments are not true and accurate and the reasons therefor.

     11. Indemnification. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and he hereby agrees to indemnify and hold harmless the Company and its officers and directors from and against any and all loss, damage or liability (including costs and reasonable attorney fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in this Subscription Agreement.

     It is understood that all documents, records and books pertaining to this investment have been made available to the undersigned and his attorney and/or accountant and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

     IN WITNESS WHEREOF, the undersigned has hereby executed this Agreement this 29th day of April, 1999.



SWISS MEDICAL PRODUCTS CORP.              /s/Alan R. Sporn, President
Name of Subscriber (Print Name)              Authorized Signature of
                                   Subscriber



27752 Greenfield Drive
Laguna Hills, CA. 92653
Address


AGREED TO AND ACCEPTED BY:

CANTERBURY INFORMATION TECHNOLOGY, INC.


By: /s/Stanton M. Pikus
     Stanton M. Pikus, President


Dated:    April 29, 1999